Exhibit 99.1

NEXMETALS ACHIEVES AN INITIAL 15.2% HEAD GRADE INCREASE AT SELEBI NORTH USING MODERN TECHNOLOGY DEMONSTRATING HIGH RECOVERIES AND SIGNIFICANT WASTE REDUCTION

Vancouver, British Columbia, July 28, 2025 – NexMetals Mining Corp. (TSXV: NEXM) (Nasdaq: NEXM) (the “Company” or “NEXM”) reports initial results from its bulk test work using X-ray transmission (“XRT”) ore sorting at its past-producing copper-nickel-cobalt (“Cu-Ni-Co”) Selebi Mine in Botswana. These initial results demonstrate the potential to significantly reduce processing mass while maintaining high metal recoveries and minimal losses.

Positive Impact on the Project:

●	Increase of Head Grade from Mine to Mill

Potential to reduce the amount of waste rock being sent to the mill and enhancing the head grade by over 15% from the initial tests. Ongoing testing is focused on further improving these results.

●	Enhanced Process Efficiency

By removing ~ 15.2% of the mass before further processing, the volume directed to grinding and flotation circuits is substantially reduced, offering direct energy, reagent, and throughput benefits.

●	High Metal Retention

With 98% recovery, only minimal copper and nickel are lost, demonstrating excellent selectivity and precision in sorting.

●	Economic & Environmental Upside

Bulky waste is diverted pre-processing leading to lower expected operating costs, shorter critical water usage, reduced downstream tailings, and improved project carbon footprint.

Next Steps:

Driven by these strong initial results, the Company has initiated additional XRT trials on samples from its Selebi and Selkirk projects. The work is being carried out at IMS Engineering in South Africa.

The primary objectives of these programs include:

●	Reducing the amount of fines produced from the crushing circuit for the Selebi samples. Reducing the fines allows the XRT to process more of the feed increasing the overall sorting efficiency.
●	Evaluating pre-concentration potential on the Selkirk sample to upgrade head feed grades before flotation.
●	Assessing overall improvement in processing throughput and waste rejection.

Results from the additional XRT test programs are expected to follow in the coming months.

Morgan Lekstrom, CEO of the Company, commented: “This is a very favorable outcome to enhance the current flowsheet and focus on higher grades with less waste feeding into the mill. These early indications emphasize that XRT technology can significantly reduce downstream processing waste while maintaining exceptional copper and nickel recoveries with minimal metal losses. If integrated into processing flowsheets, this work could allow for early waste rejection, potentially reducing downstream energy and water usage, tailings volume, and overall costs.”

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Defining the XRT technology and process:

Bulk samples were processed using a production-scale allmineral allsort XRT machine, which separates material based on density differences. The sulphide-rich, high-density ore is retained, while the lower-density waste is expelled. Fines smaller than 12 mm bypass the sorter and are later reintegrated for overall process accounting. The sorting algorithm was optimized to achieve high metal concentrate retention with minimal loss.

Technical Highlights:

●	Enrichment Factors: Copper and nickel grades were both upgraded by factors of 1.34, within the sorting process.

●	Mass Reduction:

○	Sorter feed mass was reduced by up to 28.4% (see table 1), significantly decreasing material that proceeds to downstream processing.

○	Considering the entire process (including –12 mm fines bypass), this translated to an overall mass reduction of 15.2% and upgrade factor of 1.15 for both copper and nickel (see table 2).

●	Metal Recovery: Both copper and nickel recoveries reached 98%, with only 2% of each metal lost to rejects demonstrating near-complete retention of valuable material.

Table 1: All mineral bulk sort test work results

	MASS	MASS	GRADE		RECOVERY		ENRICHMENT RATIO
STREAM	(kg)	PULL	Ni	Cu	Ni	Cu	Ni	Cu
Ore rejects	758.0	28.4%	0.17%	0.14%	4.0%	4.1%	0.14	0.15
Upgraded ore	1 911.0	71.6%	1.62%	1.28%	96.0%	95.8%	1.34	1.34
Sorter Feed	2 669.0	100%	1.21%	0.96%	100%	100%	0.99	1.00

Table 2: All mineral bulk sort test work including -12mm fines fraction

	MASS	MASS	GRADE		RECOVERY		ENRICHMENT RATIO
STREAM	(kg)	PULL	Ni	Cu	Ni	Cu	Ni	Cu
Ore rejects	758.0	15.2%	0.17%	0.14%	2.1%	2.2%	0.14	0.15
Upgraded ore	1 911.0	38.4%	1.62%	1.28%	50.8%	51.5%	1.34	1.34
Sorter Feed	2 669.0	53.6%	1.21%	0.96%	53.0%	53.8%	0.99	1.00
Fines (-12mm)	2 310.5	46.4%	1.24%	0.95%	47.0%	46.2%	1.014	0.996
Upgraded ore + fines	4 221.5	84.8%	1.41%	1.10%	97.9%	97.8%	1.15	1.15
Feed	4 979.5	100.0%	1.22%	0.95%	100.0%	100.0%	1.00	1.00

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Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Consulting Metallurgist of the Company, Norman Lotter, Mineral Processing Engineer; Ph.D., Pr.Eng., C.Eng., P.Eng., and a “qualified person” for the purposes of National Instrument 43-101 and Subpart 1300 of Regulation S-K.

Technical Report

The MRE on the Selebi Mine is supported by the technical report entitled “Technical Report, Selebi Mines, Central District, Republic of Botswana” and dated September 20, 2024 (with an effective date of June 30, 2024) (the “Selebi Technical Report”), and prepared by SLR Consulting (Canada) Ltd. for NEXM. Reference should be made to the full text of the Selebi Technical Report, which was prepared in accordance with NI 43-101 and Subpart 1300 of Regulation S-K and is available on SEDAR+ (www.sedarplus.ca) and EDGAR (www.sec.gov), in each case, under NEXM’s issuer profile.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a mineral exploration and development company that is focused on the redevelopment of the previously producing copper, nickel and cobalt resources mines owned by the Company in the Republic of Botswana.

NexMetals is committed to governance through transparent accountability and open communication within our team and our stakeholders. NexMetals’ team brings extensive experience across the full spectrum of mine discovery and development. Collectively, the team has contributed to dozens of projects, including work on the Company’s Selebi and Selkirk mines. Senior team members each have on average, more than 20 years of experience spanning geology, engineering, operations, and project development.

For further information about NexMetals Mining Corp., please contact:

Morgan Lekstrom

CEO and Director

morganl@nexmetalsmining.com

Jaclyn Ruptash

V.P., Communications and Investor Relations

jaclyn@nexmetalsmining.com

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Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward-looking information includes, but is not limited to: the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selebi Mine as currently contemplated; the expectation that exploration activities (including drill results) will accurately predict mineralization; the expectation that the Company will implement its drilling, geoscience and metallurgical work on its properties and work plans generally; the anticipated effectiveness and benefits of XRT sorting, including enhanced process efficiency, high metal retention and economic and environmental upside. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to: the risk that XRT sorting will not be effective in practice or confer the benefits expected; capital and operating costs varying significantly from estimates; the preliminary nature of metallurgical test results; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.com), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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